Exhibit 24
POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25th day of February, 2008.

/s/ Michael B. Yanney
Michael B. Yanney

POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of March, 2008.

/s/ Mariann Byerwalter
Mariann Byerwalter

POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February, 2008.

/s/ William S. Carter
William S. Carter, M.D.

POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of February, 2008.

/s/ Patrick J. Jung
Patrick J. Jung

POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of February, 2008.

/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of February, 2008.

/s/ Martin A. Massengale
Martin A. Massengale

POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of February, 2008.

/s/ Gail Walling Yanney
Gail Walling Yanney

POWER OF ATTORNEY
     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2007, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February, 2008.

/s/ Clayton K. Yeutter
Clayton K. Yeutter